UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2006

AFFYMETRIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28218	77-0319159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway,
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

(408) 731-5000
Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 19, 2006, Affymetrix Inc. (“Affymetrix” or the “Company”) announced that Susan E. Siegel resigned from her position as President and member of the Company’s Board of Directors effective April 19, 2006. Ms. Siegel will continue with the Company as President Emeritus, serving as an advisor and reporting to Stephen P.A. Fodor, Ph.D., Founder, Chairman and CEO. A copy of the Company’s April 19, 2006 press release announcing Ms. Siegel’s resignation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 19, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

By:	/s/ Barbara A. Caulfield

	Name:	Barbara A. Caulfield
	Title:	Executive Vice President and General
Counsel

Dated: April 25, 2006

Exhibit No.	Description

99.1	Press Release dated April 19, 2006